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                                                                   EXHIBIT 10.11

                                                                       EXECUTION

                    AMENDED AND RESTATED BCC PLEDGE AGREEMENT

        THIS AMENDED AND RESTATED PLEDGE AGREEMENT (this "AGREEMENT") is dated as of December 17, 1997 and entered into by and between BENEDEK COMMUNICATIONS CORPORATION, a Delaware corporation ("PLEDGOR"), and BANKERS TRUST COMPANY ("BANKERS"), as agent for and representative of (in such capacity herein called "AGENT") Secured Parties referred to below.

                             PRELIMINARY STATEMENTS

        A. Pledgor is the legal and beneficial owner of the shares of stock (the "PLEDGED SHARES") described in Schedule I annexed hereto and issued by the corporations named therein.

        B. Benedek Broadcasting Corporation, a Delaware corporation ("COMPANY"), and Pledgor have entered into an Amended and Restated Credit Agreement dated as of December 17, 1997 (said Amended and Restated Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "AMENDED CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Pledgor, Company, the financial institutions listed therein as Lenders ("LENDERS"), and Bankers Trust Company, as Agent, which Amended Credit Agreement amends and restates that certain Credit Agreement, dated as of June 6, 1996 (said Credit Agreement, as heretofore amended, supplemented or otherwise modified, being the "EXISTING CREDIT AGREEMENT"), with the financial institutions listed therein, Pearl Street L.P., as Arranging Agent, Goldman, Sachs & Co., as Syndication Agent, and Canadian Imperial Bank of Commerce, New York Agency ("CIBC"), as Administrative Agent and Collateral Agent, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Amended Credit Agreement, to, among other things, convert and continue certain credit facilities, including the Term Loans initially extended as AXELs to Company pursuant to the Existing Credit Agreement.

        C. Company has entered into that certain Indenture, dated as of March 1, 1995 (said Indenture, as amended, supplemented, or otherwise modified from time to time, being the "EXISTING SENIOR NOTE INDENTURE"), with Benedek Broadcasting Company, L.L.C., a Delaware limited liability company and subsidiary of Company, and The Bank of New York, as trustee (the "SENIOR NOTE TRUSTEE"), pursuant to which Company has issued $135,000,000 aggregate principal amount of 11-7/8% Senior Secured Notes due 2005 (the "EXISTING SENIOR NOTES").











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        D. Company may from time to time enter into one or more Interest Rate
Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with or one or more Lenders or Affiliates of Lenders (in such capacity, collectively, "INTEREST RATE EXCHANGERS") in accordance with the terms of the Amended Credit Agreement.

        E. Pledgor has executed and delivered that certain Guaranty, dated as of December 17, 1997 (said Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "AMENDED BCC GUARANTY"), in favor of Agent for the benefit of (i) Agent and Lenders, (ii) the holders of the Existing Senior Notes ("NOTEHOLDERS") and (iii) any Interest Rate Exchangers (each of Agent, Lenders, Noteholders and Interest Rate Exchangers is hereinafter referred to as a "SECURED PARTY" and collectively, as "SECURED PARTIES"), pursuant to which Pledgor has guarantied the prompt payment and performance when due of all obligations of Company under the Amended Credit Agreement, the Notes and the other Loan Documents, under the Existing Senior Note Indenture and the Existing Senior Notes, and under the Lender Interest Rate Agreements (including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof) and which amends that certain BCC Guaranty, executed by Pledgor, dated as of June 6, 1996 (the "EXISTING BCC GUARANTY") in favor of CIBC, as agent for and representative of Beneficiaries (as defined in the Existing BCC Guaranty).

        F. The obligations of Pledgor under the Existing BCC Guaranty have been secured by security interests granted pursuant to that certain BCC Pledge Agreement dated as of June 6, 1996 (the "EXISTING BCC PLEDGE AGREEMENT") in favor of CIBC, in its capacity as agent for and representative of Secured Parties (as defined in the Existing BCC Pledge Agreement).

        G. It is a condition precedent to the execution and delivery of the Amended Credit Agreement by Lenders that Pledgor shall have amended and restated the Existing BCC Pledge Agreement to modify the provisions thereof as provided herein.

        H. Pledgor desires to amend and restate the Existing BCC Pledge Agreement in order to confirm the continuation of, and to pledge and grant security interests in all of the Pledged Collateral (as hereinafter defined) in favor of Agent, on behalf of the Secured Parties, as security for Pledgor's performance of its obligations under the Amended BCC Guaranty.

        NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to convert and continue the Loans initially made pursuant to the Existing Credit Agreement and to make other extensions of credit under the Amended Credit Agreement and to induce Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Agent as follows:


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SECTION 1.  PLEDGE OF SECURITY.

        Pledgor hereby pledges and assigns to Agent, and hereby grants to Agent a security interest in, all of Pledgor's right, title and interest in and to the following (the "PLEDGED COLLATERAL"):

               (a) the Pledged Shares and the certificates representing the Pledged Shares and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

               (b) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of the issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights; and

               (c) to the extent not covered by clauses (a) and (b) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor or Agent from time to time with respect to any of the Pledged Collateral.

        The foregoing assignment, pledge and grant of security interest confirms the assignment, pledge and grant of a first priority interest in the Pledged Collateral assigned, pledged and granted pursuant to the Existing BCC Pledge Agreement and continues in all respects the assignment, pledge and grant in the Existing BCC Pledge Agreement with respect to the Pledged Collateral without in any way causing an interruption in the continuity from such original assignment, pledge and grant.

SECTION 2.  SECURITY FOR OBLIGATIONS.

        This Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section


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362(a) of the Bankruptcy Code, 11 U.S.C. 'SS'362(a)), of all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Guaranty and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Company, would accrue on such obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding), payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Agent or any Secured Party as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor being the "SECURED OBLIGATIONS").

SECTION 3.  DELIVERY OF PLEDGED COLLATERAL.

        All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent. Upon the occurrence and during the continuation of an Event of Default (as defined under the Amended Credit Agreement or under the Existing Senior Note Indenture) or the occurrence of an Early Termination Date (as defined in a Master Agreement or an Interest Rate Swap Agreement or Interest Rate and Currency Exchange Agreement in the form prepared by the International Swap and Derivatives Association Inc. or a similar event under any similar swap agreement) under any Lender Interest Rate Agreement (any such occurrence being an "EVENT OF DEFAULT" for purposes of this Agreement), Agent shall have the right, without notice to Pledgor, to transfer to or to register in the name of Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 7(a). In addition, Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

SECTION 4.  REPRESENTATIONS AND WARRANTIES.

        Pledgor represents and warrants as follows:

               (a) DUE AUTHORIZATION, ETC. OF PLEDGED COLLATERAL. All of the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.


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               (b) DESCRIPTION OF PLEDGED COLLATERAL. The Pledged Shares
        constitute all of the issued and outstanding shares of stock of the issuer thereof, and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares.

               (c) OWNERSHIP OF PLEDGED COLLATERAL. Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien except for the security interest created by this Agreement.

SECTION 5.  TRANSFERS AND OTHER LIENS; ADDITIONAL PLEDGED COLLATERAL; ETC.

        Pledgor shall:

               (a) not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement;

               (b) (i) cause the issuer of Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by the issuer, except to Pledgor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of the issuer of the Pledged Shares;

               (c) promptly deliver to Agent all written notices received by it with respect to the Pledged Collateral; and

               (d) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided that Pledgor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment entered or filed against Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

SECTION 6.  FURTHER ASSURANCES; PLEDGE AMENDMENTS.

        (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged


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Collateral. Without limiting the generality of the foregoing, Pledgor will: (i)
execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Agent's request, appear in and defend any action or proceeding that may affect Pledgor's title to or Agent's security interest in all or any part of the Pledged Collateral.

        (b) Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in Section 5(b), promptly (and in any event within five Business Days) deliver to Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule II annexed hereto (a "PLEDGE AMENDMENT"), in respect of the additional Pledged Shares to be pledged pursuant to this Agreement. Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral; provided that the failure of Pledgor to execute a Pledge Amendment with respect to any additional Pledged Shares pledged pursuant to this Agreement shall not impair the security interest of Agent therein or otherwise adversely affect the rights and remedies of Agent hereunder with respect thereto.

SECTION 7.  VOTING RIGHTS; DIVIDENDS; ETC.

               (a) PLEDGOR'S RIGHTS. So long as no Event of Default shall have occurred and be continuing:

               (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Existing Senior Note Indenture or the Amended Credit Agreement; provided, however, that Pledgor shall not exercise or refrain from exercising any such right if Agent shall have notified Pledgor that, in Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and provided, further, that Pledgor shall give Agent at least five Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right. It is understood, however, that neither (1) the voting by Pledgor of any Pledged Shares for or Pledgor's consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting nor (2) Pledgor's consent to or approval of any action otherwise permitted under this Agreement, the Existing Senior Note Indenture and the Amended Credit Agreement shall be deemed inconsistent with the terms of this Agreement, the Existing Senior Note Indenture or the Amended Credit Agreement within the meaning of this Section 7(a)(i), and no notice of any such voting or consent need be given to Agent;


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               (ii) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends paid in respect of the Pledged Collateral; provided, however, that any and all

                      (1) dividends paid or payable other than in cash in
               respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                      (2) dividends and other distributions paid or payable in
               cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                      (3) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Pledged Collateral,

        shall be, and shall forthwith be delivered to Agent to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of Pledgor and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with all necessary endorsements); and

               (iii) Agent shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

               (b) AGENT'S RIGHTS. Upon the occurrence and during the continuation of an Event of Default:

               (i) upon written notice from Agent to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Agent who shall thereupon have the sole right to exercise such voting and other consensual rights (subject, however, to the prior approval of the FCC to the extent required by law);

               (ii) all rights of Pledgor to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Agent who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends; and


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               (iii) all dividends which are received by Pledgor contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of Agent, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

        (c) IRREVOCABLE PROXY. In order to permit Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to
Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii) (subject, however, to the prior approval of the FCC to the extent required by law), (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Agent all such proxies, dividend payment orders and other instruments as Agent may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Agent an IRREVOCABLE PROXY to vote the Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen).

        (d) FCC CONSENTS. Agent acknowledges that after the occurrence of an Event of Default, all requisite consents of the FCC must be obtained prior to the exercise by Agent or any Secured Party and/or a purchaser, at a public or private sale, of any rights as an owner of the Pledged Collateral.

SECTION 8.  AGENT APPOINTED ATTORNEY-IN-FACT.

        Pledgor hereby irrevocably appoints Agent as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Agent or otherwise, from time to time in Agent's discretion to take any action and to execute any instrument that Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

               (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor;

               (b) upon the occurrence and during the continuation of an Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give


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        acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

               (c) upon the occurrence and during the continuation of an Event of Default, to receive, endorse and collect any instruments made payable to Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same;

               (d) upon the occurrence and during the continuation of an Event of Default, to file, or cause to be filed, to the extent permitted by law, such applications for approval and to take all other and further actions required to obtain any approvals or consents from the FCC required for the exercise of any right or remedy hereunder; and

               (e) upon the occurrence and during the continuation of an Event of Default, to file any claims or take any action or institute any proceedings that Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Agent with respect to any of the Pledged Collateral.

SECTION 9.  AGENT MAY PERFORM.

        If Pledgor fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the expenses of Agent incurred in connection therewith shall be payable by Pledgor under Section 14(b).

SECTION 10.  STANDARD OF CARE.

        (a) The powers conferred on Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Pledged Collateral, it being understood that Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (iii) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (iv) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Agent shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if


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such Pledged Collateral is accorded treatment substantially equal to that which
Agent accords its own property consisting of negotiable securities.

        (b) Neither Agent nor any Secured Party shall be liable to Pledgor (i) for any loss or damage sustained by it, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of, in connection with or that is an any way related to (1) any exercise by Agent or any Secured Party of any right or remedy under this Agreement or (2) any other act of or failure to act by Agent or any Secured Party, except to the extent that the same shall be determined by a final judgment of a court of competent jurisdiction that is final and not subject to review on appeal, to be the result of acts or omissions on the part of Agent or such Secured Party constituting gross negligence or willful misconduct.

        (c) NO CLAIM MAY BE MADE BY PLEDGOR AGAINST AGENT, ANY SECURED PARTY OR THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

SECTION 11.  REMEDIES.

        (a) If any Event of Default shall have occurred and be continuing, Agent may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Pledged Collateral), and Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral; provided that notwithstanding the foregoing, to the extent required by law, any Pledged Collateral shall be offered for sale in accordance with
Section 11(c) below. Agent or any Secured Party may be the purchaser of any or all of the Pledged Collateral at any such sale and Agent, as agent for and representative of Secured Parties (but not any Secured Party or Secured Parties in its or their respective individual capacities unless Requisite Lenders shall otherwise agree


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in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged
Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen), Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Agent to collect such deficiency.

        (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

        (c) If Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause the issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Agent all such information as Agent may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Agent in exempt transactions under


                                             11
the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect. Pledgor agrees to do, or cause to be done, all such other acts and things as may be necessary to make any sale or sales (whether private or public) of all or any part of the Pledged Collateral valid and binding and in compliance with applicable law, including, without limitation, filing, or causing to be filed, such applications for approval as may be required by the FCC or any other governmental authority.

        (d) Notwithstanding anything to the contrary set forth herein, Agent, on behalf of Secured Parties, agrees that to the extent prior FCC approval is required pursuant to the Communications Act for (i) the operation and effectiveness of any grant, right or remedy hereunder or under the other Loan Documents or the Existing Senior Note Indenture or (ii) taking any action that may be taken by Agent hereunder or under the other Loan Documents or the Existing Senior Note Indenture, such grant, right, remedy or action will be subject to such prior FCC approval having been obtained by or in favor of Agent, on behalf of Secured Parties (and Pledgor will use its best efforts to obtain any such approval as promptly as possible). Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default and at Agent's request, Pledgor will, and will cause its Subsidiaries to, immediately file, or cause to be filed, such applications for approval and shall take all other further actions required by Agent to obtain such Governmental Authorizations as are necessary to transfer ownership and control to Agent on behalf of Secured Parties, or their successors or assigns, of the FCC Licenses held by it or its Subsidiaries, or its interest in any Person holding any such FCC License. To enforce the provisions of this Section 11(d), Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the FCC an involuntary transfer of control of any FCC License for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Pledgor hereby agrees to authorize, and to cause each of its Subsidiaries to authorize, such an involuntary transfer of control upon the request of the receiver so appointed, and, if Pledgor shall refuse to authorize or cause any of its Subsidiaries so to authorize the transfer, its approval may be required by the court. Upon the occurrence and during the continuation of an Event of Default, Pledgor shall further use its best efforts to assist in obtaining approval of the FCC, if required, for any action or transactions contemplated by this Agreement or the other Loan Documents or the Existing Senior Note Indenture, including, without limitation, preparation, execution and filing with the FCC of the assignor's or transferor's portion of any application or applications for consent to the assignment of any FCC License or transfer of control necessary or appropriate under FCC Regulations for approval of the transfer or assignment of any portion of the Collateral, together with any FCC License or other authorization. Pledgor acknowledges that the assignment or transfer of FCC Licenses is integral to the Secured Parties' realization of value for the Collateral, that there is no adequate remedy at law for failure by Pledgor to comply with the provisions of this Section 11(d) and that such failure would not be adequately compensable in damages, and therefore agrees that the agreements contained in this Section 11(d) may be specifically enforced.


                                             12

        Notwithstanding anything to the contrary contained in this Agreement or any other Loan Documents or the Existing Senior Note Indenture, none of Agent nor any Secured Party shall, without first obtaining the approval of the FCC, take any action pursuant to this Agreement, the Amended Credit Agreement, or any other Loan Document or the Existing Senior Note Indenture which would constitute or result in any acquisition or transfer of ownership of Pledgor or its assets, assignment of any FCC License or any change of control of Pledgor or any other Person if such assignment, acquisition, transfer or change in control would require, under existing law (including FCC Regulations), the prior approval of the FCC.

SECTION 12.  DECISIONS RELATING TO EXERCISE OF REMEDIES.

        Agent shall exercise, or refrain from exercising, any remedy provided for in Section 11 in accordance with the directions of Requisite Lenders. Each Secured Party, by acceptance of the benefits of this Agreement, hereby agrees that no Secured Party shall have any liability to any other Secured Party for any such direction by Requisite Lenders. Agent shall give prompt notice to all Secured Parties of actions taken pursuant to the instructions of Requisite Lenders; provided, however, that the failure to give any such notice shall not impair the right of Agent to take any such action or the validity or enforceability under this Agreement of the action so taken. Agent may at any time request directions from Requisite Lenders with respect to any course of action or other matter relating to this Agreement. In furtherance of the foregoing provisions of this Section 12, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to enforce this Agreement, it being understood and agreed by Secured Parties that all rights and remedies hereunder may be exercised solely by Agent, for the benefit of Secured Parties in accordance with the terms of this Section 12.

SECTION 13.  APPLICATION OF PROCEEDS.

        (a) Except as expressly provided elsewhere in this Agreement, all proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Agent, be held by Agent as collateral for, and/or then, or at any time thereafter, applied in full or in part by Agent against, the Secured Obligations in the following order of priority:

               FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including all compensation due to Agent and its agents and counsel, and all other expenses, liabilities, and advances made or incurred by Agent in connection therewith, and all amounts for which Agent is entitled to indemnification hereunder and all advances made by Agent hereunder for the account of Pledgor, and to the payment of all costs and expenses paid or incurred by Agent in connection with the exercise of any right or remedy hereunder, all in accordance with Section 14;


                                             13

               SECOND: To the payment of interest on and fees, if any, with respect to the Secured Obligations on an equal and ratable basis;

               THIRD: To the payment of the unpaid principal amount of all Secured Obligations on an equal and ratable basis;

               FOURTH: To the payment of all other amounts due with respect to, the Secured Obligations on an equal and ratable basis; and

               FIFTH: To the payment to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

        (b) Payments by Agent to Lenders in respect of Obligations shall be made to Agent for distribution to Lenders in accordance with the Amended Credit Agreement; any payments in respect of any obligations of Grantor under Lender Interest Rate Agreements shall be made as directed by the Interest Rate Exchanger to which such obligations are owed; and any payments in respect of any obligations of Grantor under the Existing Senior Note Indenture and the Existing Senior Notes shall be made to the Senior Note Trustee for the benefit of the Noteholders.

SECTION 14.  INDEMNITY AND EXPENSES.

        (a) Pledgor agrees to indemnify Agent and each Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result from Agent's or such Secured Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

        (b) Pledgor shall pay to Agent upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Agent may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (ii) the exercise or enforcement of any of the rights of Agent hereunder, or (iii) the failure by Pledgor to perform or observe any of the provisions hereof.

        (c) The obligations of Pledgor under this Section 14 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations under this Agreement.

                                             14

SECTION 15.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

        This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen) existing under or arising out of or in connection with the Amended Credit Agreement and the other Loan Documents and the cancellation or termination of the Commitments, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Noteholder may assign or otherwise transfer any Existing Senior Notes held by it to any other Person and, subject to the provisions of subsection 9.1 of the Amended Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and in each case such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Noteholders or Lenders, respectively, herein or otherwise. Upon the payment in full of all Secured Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen) existing under or arising out of or in connection with the Amended Credit Agreement and the other Loan Documents and the cancellation or termination of the Commitments, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Agent will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Agent, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

SECTION 16.  AGENT.

        (a) Agent has been appointed to act as Agent hereunder by Lenders under the Amended Credit Agreement. The Noteholders and the Interest Rate Exchangers, by their acceptance of the benefits hereunder, hereby appoint Agent to act as Agent hereunder in accordance with the provisions of Section 8 of the Amended Credit Agreement, including without limitation the provisions of subsection 8.2 of the Amended Credit Agreement, and the Noteholders and the Interest Rate Exchangers further hereby agree to indemnify Agent on a ratable basis in accordance with subsection 8.4 of the Amended Credit Agreement. Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Agreement and the Amended Credit Agreement; provided that Agent shall exercise, or refrain from exercising, any remedies hereunder in accordance with the directions of Requisite Lenders.

        (b) Agent shall at all times be the same Person that is Agent under the Amended Credit Agreement. Written notice of resignation by Agent pursuant to subsection 8.5 of the


                                             15

Amended Credit Agreement shall also constitute notice of resignation as Agent under this Agreement; and appointment of a successor Agent pursuant to subsection 8.5 of the Amended Credit Agreement shall also constitute appointment of a successor Agent under this Agreement. Upon the acceptance of any appointment as Agent under subsection 8.5 of the Amended Credit Agreement by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent under this Agreement, and the retiring or removed Agent under this Agreement shall promptly (i) transfer to such successor Agent all sums, securities and other items of Pledged Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Agent under this Agreement, and (ii) execute and deliver to such successor Agent such amendments to financing statements, and take such other actions as may be necessary or appropriate in connection with the assignment to such successor Agent of the security interests created hereunder, whereupon such retiring or removed Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Agent's resignation or removal hereunder as Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Agent hereunder.

SECTION 17.  AMENDMENTS; ETC.

        No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. Agent may execute amendments and waivers to this Agreement if directed to do so in writing by Requisite Lenders or Supermajority Lenders as required in accordance with the terms of the Amended Credit Agreement. The Noteholders hereby agree, by acceptance of the benefits of this Agreement, that no consent or approval of any Noteholder shall be required for any such amendment or waiver as long as, after giving effect to such amendment or waiver, the Existing Senior Notes continue to be secured on an equal and ratable basis with the Obligations under the Amended Credit Agreement secured under this Agreement.

SECTION 18.  NOTICES.

        Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex (with received answerback), or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Agent shall not be effective until received. For purposes hereof the address of each party shall be as set forth under such party's name on


                                             16
the signature pages hereof or of the Amended Credit Agreement or such other address as shall be designated by such party in a written notice delivered to the other party hereto.

SECTION 19.  SEVERABILITY.

        In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 20.  HEADINGS.

        Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 21.  GOVERNING LAW; TERMS.

        THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Amended Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

SECTION 22.  COUNTERPARTS.

        This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                                             17

                  [Remainder of page intentionally left blank]


                                             18

        IN WITNESS WHEREOF, Pledgor and Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                            BENEDEK COMMUNICATIONS
                                               CORPORATION

                                            By:
                                               -------------------------------
                                                Ronald L. Lindwall
                                                Senior VP-Finance, CFO
                                                Treasurer and Secretary

                                            Notice Address:
                                            100 Park Avenue
                                            Rockford, Illinois 61101
                                            Attention: A. Richard Benedek
                                            Telecopy: (815) 987-5335

                                            with a copy to:

                                            Shack & Siegel, P.C.
                                            530 Fifth Avenue
                                            New York, New York 10036
                                            Attention: Paul S. Goodman, Esq.
                                            Telecopy: (212) 730-1964


                                            S-1

                                            BANKERS TRUST COMPANY,
                                            as Agent

                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

                                            Notice Address:

                                            One Bankers Trust Plaza
                                            130 Liberty Plaza
                                            New York, New York  10006
                                            Attention:    Gregory Shefrin
                                            Telecopy: (212) 250-7218


                                            S-2

                                   SCHEDULE I

                TO THE BCC AMENDED AND RESTATED PLEDGE AGREEMENT

        Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of December 17, 1997 between Benedek Communications Corporation, as Pledgor, and Bankers Trust Company, as Agent.

========================================================================================================
                                     CLASS OF             STOCK               PAR         NUMBER OF
          STOCK ISSUER                 STOCK        CERTIFICATE NOS.         VALUE          SHARES
========================================================================================================
Benedek Broadcasting                common                 14                None           147.85
Corporation
--------------------------------------------------------------------------------------------------------
Benedek Broadcasting                common                 15                None              1
Corporation
========================================================================================================




                                            I-1

                                   SCHEDULE II

                                PLEDGE AMENDMENT

        This Pledge Amendment, dated ____________, [199_][200_], is delivered pursuant to Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Amended and Restated BCC Pledge Agreement dated as of December 17, 1997, between the undersigned and Bankers Trust Company, as Agent (the "PLEDGE AGREEMENT", capitalized terms defined therein being used herein as therein defined), and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                                            BENEDEK COMMUNICATIONS
                                              CORPORATION

                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

========================================================================================================
                                     CLASS OF             STOCK               PAR         NUMBER OF
          STOCK ISSUER                 STOCK        CERTIFICATE NOS.         VALUE          SHARES
========================================================================================================
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

========================================================================================================



                                            II-1